UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2009

COMMUNITY BANKERS TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32590 (Commission File Number)	20-2652949 (IRS Employer Identification No.)

4235 Innslake Drive, Suite 200 Glen Allen, Virginia (Address of principal executive offices)	23060 (Zip Code)
Registrant’s telephone number, including area code: (804) 934-9999
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On July 29, 2009, Community Bankers Trust Corporation (the “Company”) issued a press release reporting its financial results for the period ended June 30, 2009. The press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.
Item 7.01 Regulation FD Disclosure.
     On July 29, 2009, members of the Company’s management presented at Keefe, Bruyette & Woods’ 10th Annual Community Bank Investor Conference in New York, New York. A copy of management’s presentation materials is being furnished as Exhibit 99.2 to this report and is incorporated by reference into this Item 7.01. The presentation will also be available for a period of time through the “investor information” page of the Company’s internet web site at www.cbtrustcorp.com.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are being furnished pursuant to Items 2.02 and 7.01 above.

Exhibit No.	Description

99.1	Press release issued July 29, 2009

99.2	Presentation Materials dated July 29, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKERS TRUST CORPORATION (Registrant)
Date: July 29, 2009	By:	/s/ Bruce E. Thomas
Bruce E. Thomas
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued July 29, 2009

99.2	Presentation Materials dated July 29, 2009